Significant Accounting Policies - Summary of Reconciliation of the Amounts of Cash, Cash Equivalents, and Restricted cash (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and Cash Equivalents [Abstract]
Cash	$ 1,334	$ 999	$ 2,578	$ 157
Money Market funds in Cash and Cash Equivalents	51,496	92,858	118,151	159,141
Restricted cash	1,121	1,121	1,121	150
Cash, cash equivalents, and restricted cash	$ 53,951	$ 94,978	$ 121,850	$ 159,448	$ 22,498